Prospectus Supplement                                             216803 07/04

dated July 27, 2004 to:
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PUTNAM EUROPE EQUITY FUND
PUTNAM INTERNATIONAL EQUITY FUND (each a "fund")

Prospectuses dated October 30, 2003

Effective July 27, 2004, the following paragraphs are inserted after the first paragraph under the heading "Who manages the fund?":

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of the fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

The first sentence of the second paragraph under the heading "Who manages the fund?" is revised as follows:

Putnam Management's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.